Exhibit 99.1

WOLVERINE WORLD WIDE, INC. 9341 Courtland Drive, Rockford, MI 49351 Phone (616) 866-5500; FAX (616) 866-0257
FOR IMMEDIATE RELEASE
CONTACT: Don Grimes
(616) 863-4404
WOLVERINE WORLD WIDE, INC. REPORTS RECORD EARNINGS FOR THE FIRST QUARTER 2010 AND RAISES FULL YEAR GUIDANCE
Revenue Increases 11.6%; Adjusted EPS Grows 36.6% to $0.56
Rockford, Michigan, April 20, 2010 — Wolverine World Wide, Inc. (NYSE: WWW) today reported that strong revenue growth, gross margin expansion and operating expense leverage combined to generate record earnings in the first quarter of 2010.
Reported revenue for the first quarter was $284.9 million, an increase of 11.6% versus the prior year. Foreign exchange had a positive impact of 3.6% on revenue growth in the quarter. During the quarter, all four of the Company’s branded operating groups posted mid-single to double-digit revenue increases, balanced across all market segments and geographies.
Excluding $1.5 million of charges in the quarter related to the Company’s nearly-completed strategic restructuring plan, fully diluted earnings were a record $0.56 per share, compared to 2009 adjusted fully diluted earnings of $0.41 per share, an increase of 36.6%. Reported fully diluted earnings in the quarter were $0.54 per share compared to $0.21 per share in the first quarter of 2009.
“Wolverine World Wide had an exceptional start to the fiscal year, as clearly demonstrated by our excellent revenue growth and record earnings per share,” stated Blake W. Krueger, the Company’s Chairman and Chief Executive Officer. “Rigorous and consistent execution of our global business model has the Company well positioned to take advantage of improving global economic conditions.
“Our strong performance in the quarter was broad-based, with all of our branded wholesale footwear groups delivering excellent results and continued outstanding performance from our consumer direct business. While the Outdoor Group, led by the Merrell brand, remains the Company’s leading profit contributor, our Heritage Brands Group, Wolverine Footwear Group and Hush Puppies Group all contributed to our robust performance, posting strong double-digit earnings increases during the quarter.”
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Q1 2010	page 2
Don Grimes, the Company’s Chief Financial Officer, commented, “Trading conditions and consumer confidence in most of our major markets have significantly improved, but we believe our performance in the quarter and our outlook for the balance of the year are driven not just by macroeconomic trends, but also by our brand portfolio’s differentiated product offerings and increasingly deep consumer connections.”
Highlights for the quarter:
•
The Company’s geographic diversification remains a key competitive advantage. During the quarter, international revenue accounted for 41.5% of the Company’s consolidated revenue versus 38.0% in the prior year.

•
Adjusted for restructuring and related charges in both years, gross margin in the quarter was 41.6%, compared to prior-year gross margin of 41.2%. Reported gross margin in the quarter was 41.3% versus 40.3% for the first quarter 2009.

•
Adjusted for restructuring and related charges in both years, operating expenses in the quarter were $78.5 million, or 27.6% of revenue, compared to $75.3 million, or 29.5% of revenue in the prior year. Reported operating expenses in the quarter were $79.1 million versus $87.5 million for the first quarter 2009.

•
Inventory at the end of the quarter was down $45.8 million, or 21.0%, compared to the prior year. Accounts receivable at the end of the quarter were up only 4.7%, substantially below the quarter’s revenue increase, driving significantly lower days sales outstanding.

•
The Company repurchased approximately 884,000 of its own shares in the quarter for an aggregate cost of $24.6 million. Wolverine continues to have an exceptionally strong balance sheet, with virtually no debt and $84.9 million of cash and cash equivalents at the end of the first quarter.

Based upon the strength of the first quarter’s results and very encouraging order trends throughout the quarter, the Company is increasing both its revenue and earnings per share guidance for the full fiscal year. For fiscal 2010, the Company is increasing its revenue estimate to a range of $1.160 billion to $1.190 billion, representing growth of 5.4% to 8.1% versus the prior year. Adjusting for restructuring charges in the range of $0.03 to $0.05 per share, the Company is also increasing its fully diluted earnings per share guidance to a range of $1.92 to $2.00, representing growth of 8.5% to 13.0% versus the prior year adjusted earnings per share. Reported earnings per share are anticipated in the range of $1.88 to $1.96.
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Q1 2010	page 3
Krueger concluded, “We are extremely pleased with the Company’s performance in the first quarter of 2010 and the momentum in the business. We believe that the actions taken in 2009 to streamline our infrastructure, redouble our focus on product and brand innovation, and maintain the full price nature of our brands, combined with our ongoing financial discipline, have positioned the Company for an outstanding 2010.”
The Company will host a conference call at 8:30 a.m. EDT today to discuss these results and current business trends. To listen to the call at the Company’s website, go to www.wolverineworldwide.com, click on “Investors” in the navigation bar, and then click on “Webcast” from the top navigation bar of the “Investors” page. To listen to the webcast, your computer must have Windows Media Player, which can be downloaded for free at www.wolverineworldwide.com. In addition, the conference call can be heard at www.streetevents.com. A replay of the call will be available at the Company’s website through May 4, 2010.
With a commitment to service and product excellence, Wolverine World Wide, Inc. is one of the world’s leading marketers of branded casual, active lifestyle, work, outdoor sport and uniform footwear and apparel. The Company’s portfolio of highly recognized brands includes: Bates®, Chaco®, Cushe™, Hush Puppies®, HYTEST®, Merrell®, Sebago® Soft Style ® and Wolverine®. The Company also is the exclusive footwear licensee of popular brands including CAT®, Harley-Davidson® and Patagonia®. The Company’s products are carried by leading retailers in the U.S. and globally in 180 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.
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Q1 2010	page 4
This press release contains forward-looking statements. In addition, words such as “estimates,” “anticipates”, “expects,” “intends,” “should,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Current uncertainty in global economic conditions makes it particularly difficult to predict product demand and other related matters and makes it more likely that the Company’s actual results could differ materially from expectations. Risk Factors include, among others: the Company’s ability to successfully develop the Cushe and Chaco brands and businesses; the successful completion of the Company’s strategic restructuring plan; changes in duty structures in countries of import and export including anti-dumping measures in Europe and other countries; trade defense actions by countries; the Company’s ability to implement and recognize benefits from tax planning strategies; changes in consumer preferences or spending patterns; cancellation of orders for future delivery; changes in planned customer demand, re-orders or at-once orders; the availability and pricing of foreign footwear factory capacity; reliance on foreign sourcing; regulatory or other changes affecting the supply of materials used in manufacturing; the availability of power, labor and resources in key foreign sourcing countries, including China; the impact of competition and pricing; the impact of changes in the value of foreign currencies and the relative value to the U.S. Dollar; the development of new initiatives; the development of apparel; retail buying patterns; consolidation in the retail sector; changes in economic and market conditions; acts and effects of war and terrorism; weather; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. Other Risk Factors exist, and new Risk Factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements.
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WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
($000s, except per share data)

	12 Weeks Ended
	March 27,	March 28,
	2010	2009

Revenue	$284,897	$255,324
Cost of products sold	166,327	150,061
Restructuring and related costs	981	2,320

Gross profit	117,589	102,943
Gross margin	41.3%	40.3%

Selling, general and administrative expenses	78,540	75,320
Restructuring and related costs	517	12,138

Operating expenses	79,057	87,458

Operating profit	38,532	15,485
Operating margin	13.5%	6.1%

Interest expense, net	89	89
Other (income), net	(230)	(108)

	(141)	(19)

Earnings before income taxes	38,673	15,504

Income taxes	11,214	5,009

Net earnings	$27,459	$10,495

Diluted earnings per share	$0.54	$0.21

CONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)
($000s)

	March 27,	March 28,
	2010	2009
ASSETS:
Cash & cash equivalents	$84,944	$56,830
Receivables	207,735	198,465
Inventories	171,833	217,619
Other current assets	20,677	22,269

Total current assets	485,189	495,183
Property, plant & equipment, net	72,184	80,291
Other assets	128,191	116,860

Total Assets	$685,564	$692,334

LIABILITIES & EQUITY:
Current maturities on long-term debt	$496	$483
Revolving credit agreement	—	93,000
Accounts payable and other accrued liabilities	117,601	98,177

Total current liabilities	118,097	191,660
Long-term debt	496	959
Other non-current liabilities	85,119	71,661
Stockholders’ equity	481,852	428,054

Total Liabilities & Equity	$685,564	$692,334

WOLVERINE WORLD WIDE, INC.
REVENUE BY OPERATING GROUP
(Unaudited)
($000s)

	12 Weeks Ended
	March 27, 2010		March 28, 2009		Change
	Revenue	% of Total	Revenue	% of Total	$	%

Outdoor Group	$113,516	39.8%	$98,075	38.4%	$15,441	15.7%
Wolverine Footwear Group	56,653	19.9%	53,427	20.9%	3,226	6.0%
Heritage Brands Group	49,396	17.3%	46,199	18.1%	3,197	6.9%
Hush Puppies Group	39,253	13.8%	34,727	13.6%	4,526	13.0%
Other	2,820	1.0%	2,656	1.1%	164	6.2%

Total branded footwear, apparel and licensing revenue	261,638	91.8%	235,084	92.1%	26,554	11.3%
Other business units	23,259	8.2%	20,240	7.9%	3,019	14.9%

Total Revenue	$284,897	100.0%	$255,324	100.0%	$29,573	11.6%

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
($000s)

	12 Weeks Ended
	March 27,	March 28,
	2010	2009
OPERATING ACTIVITIES:
Net earnings	$27,459	$10,495
Adjustments necessary to reconcile net earnings to net cash used in operating activities:
Depreciation and amortization	3,861	4,282
Deferred income taxes	157	555
Stock-based compensation expense	2,100	1,548
Pension	(7,126)	1,179
Restructuring and other transition costs	1,498	14,458
Cash payments related to restructuring	(3,813)	(4,212)
Other	3,697	651
Changes in operating assets and liabilities	(71,363)	(70,429)

Net cash used in operating activities	(43,530)	(41,473)

INVESTING ACTIVITIES:
Business acquisitions	—	(7,954)
Additions to property, plant and equipment	(2,168)	(2,890)
Other	(509)	(516)

Net cash used in investing activities	(2,677)	(11,360)

FINANCING ACTIVITIES:
Net borrowings under revolver	—	33,500
Cash dividends paid	(5,416)	(5,366)
Purchase of common stock for treasury	(25,438)	(6,195)
Other	5,350	490

Net cash (used in) provided by financing activities	(25,504)	22,429

Effect of foreign exchange rate changes	(3,784)	(2,268)

Decrease in cash and cash equivalents	(75,495)	(32,672)

Cash and cash equivalents at beginning of year	160,439	89,502

Cash and cash equivalents at end of year	$84,944	$56,830

As required by the Securities and Exchange Commission Regulation G, the following tables contain information regarding the non-GAAP adjustments used by the Company in the presentation of its financial results:
WOLVERINE WORLD WIDE, INC.
RECONCILIATION OF REPORTED FINANCIAL RESULTS TO ADJUSTED FINANCIAL RESULTS,
EXCLUDING RESTRUCTURING AND RELATED COSTS*
(Unaudited)
($000s, except per share data)

	As Reported		As Adjusted
	12 Weeks Ended	Restructuring and	12 Weeks Ended
	March 27, 2010	Related Costs(a)	March 27, 2010

Gross profit	$117,589	$981	$118,570
Gross margin	41.3%		41.6%

Operating expenses	$79,057	$(517)	$78,540
% of revenue	27.7%		27.6%

Diluted earnings per share	$0.54	$0.02	$0.56
% change from prior year	157.1%		36.6%

	As Reported		As Adjusted
	12 Weeks Ended	Restructuring and	12 Weeks Ended
	March 28, 2009	Related Costs(a)	March 28, 2009

Gross profit	$102,943	$2,320	$105,263
Gross margin	40.3%		41.2%

Operating expenses	$87,458	$(12,138)	$75,320
% of revenue	34.3%		29.5%

Diluted earnings per share	$0.21	$0.20	$0.41

(a)
These adjustments present the Company’s results of operations on a continuing basis without the effects of fluctuations in restructuring and related costs. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

*
To supplement the consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (“GAAP”), the Company describes what certain financial measures would have been in the absence of restructuring and related costs. The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures, are found in the financial tables above.

WOLVERINE WORLD WIDE, INC.
RECONCILIATION OF EPS GUIDANCE TO ADJUSTED EPS GUIDANCE, EXCLUDING
RESTRUCTURING AND RELATED COSTS *
(Unaudited)

	Full-Year 2010	Restructuring		Full-Year 2010
	Guidance	and Related		Guidance
	(GAAP Basis)	Costs(a)		As Adjusted

Diluted earnings per share	$1.88 - $1.96	$0.04	(b)	$1.92 - $2.00

(a)
These adjustments present the Company’s full-year earnings per share guidance on a continuing basis without the effects of restructuring and related costs. The adjusted guidance is used by management to, and allows investors to, evaluate the anticipated operating performance of the Company on a comparable basis.

(b)	This represents the midpoint of the estimated range of 2010 restructuring and related costs of $2.5 million to $3.5 million, or $0.03 to $0.05 per fully diluted share.

*
To supplement the consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (“GAAP”), the Company describes what certain financial measures would have been in the absence of restructuring and related costs. The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures, are found in the financial tables above.